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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  MAY 1, 1996

                        INTERNATIONAL JENSEN INCORPORATED
             (Exact name of registrant as specified in its charter)

                          _____________________________

        DELAWARE                          0-19779              13-3346656
(State or other jurisdiction of   (Commission file number)  (I.R.S. employer
     incorporation)                                         identification no.)




        25 TRI-STATE INTERNATIONAL                       60069
         OFFICE CENTER, SUITE 400                      (Zip Code)
          LINCOLNSHIRE, ILLINOIS
(Address of principal executive office)


        Registrant's telephone number, include area code: (847) 317-3700

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

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ITEM 5.  OTHER EVENTS.

     On January 3, 1996, International Jensen Incorporated ("IJI") and Recoton Corporation ("Recoton") jointly announced that Recoton had agreed to acquire IJI pursuant to an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement was amended and restated on January 30, 1996 (the "Amended and Restated Merger Agreement"), and was filed with the Securities and Exchange Commission on or about January 30, 1996. On May 1, 1996, the Amended and Restated Merger Agreement was again amended and restated (the "Second Amended and Restated Merger Agreement"). This Form 8-K is being made for the purpose of filing the Second Amended and Restated Merger Agreement, which is included herewith as Exhibit 2.1, and certain other items described below.

     The Second Amended and Restated Merger Agreement differs from the Amended and Restated Merger Agreement in the following substantive respects:

     - The price per share offered by Recoton to the IJI stockholders was increased to $9.15 per share, except that the price to Robert G. Shaw ("Shaw") and William Blair Leveraged Capital Fund, L.P. ("WBLCF") (collectively, the "Principal Stockholders") was increased to $9.00 per share.

     - Subject to adjustment as noted below, the percentage of IJI common stock to be converted into Recoton common shares was increased to 44.3% and the corresponding percentage to be converted into cash was reduced to 55.7%, with the merger intended to qualify as under the prior versions of the merger agreement as a reorganization under the Internal Revenue Code and to be treated as a tax-free transaction for federal income tax purposes to the extent the Recoton common shares are received in exchange for shares of IJI common stock, subject to adjustment as noted below.

     -    If the Average Recoton Share Price (as defined in the
          Merger Agreement) is less than $16.00, the merger would be as an all cash transaction, rather than as a cash and stock transaction.

     - If the tax opinion that the merger qualifies as a reorganization under the Internal Revenue Code can not be confirmed at the closing due to the difference between the Recoton share price at closing and the Average Recoton Share Price, the percentage of shares of IJI common stock to be converted to Recoton common shares would be increased to a percentage sufficient to confirm the tax opinion, but not to a percentage in excess of 50%. If the tax opinion can not be confirmed at the closing based on such increased percentage or for any other reason, the merger will be an all cash transaction, rather than a cash and stock transaction.

     - The IJI stockholders will be asked to vote on various proposals, as follows:

          Proposal 1 --  a stock and cash transaction, as
                         described above

          Proposal 2 --  an all cash transaction, if the Average
                         Recoton Share Price is at least $16.00
                         but the tax opinion can not be confirmed at the closing

          Proposal 3 --  an all cash transaction if the Average
                         Recoton Share Price is below $16.00

          Failure of the IJI stockholders to approve (i) Proposal 1 if the tax opinion is confirmed at the closing and the Average Recoton Share Price is $16.00 or above,
          (ii) both of Proposals 1 and 2 if the tax opinion is not confirmed at the closing and the Average Recoton Share Price is $16.00 or above, or (iii) Proposal 3 if the Average Recoton Share Price is below $16.00 shall constitute failure to approve the merger with Recoton.

     The Second Amended and Restated Merger Agreement also provides for certain other changes, including more detailed disclosure obligations for IJI should it receive a competitive bid and a provision requiring litigation in New York in the event of any disputes.

     On January 3, 1996, IJI and IJI Acquisition Corp. ("IJI Acquisition") entered into an Agreement for Purchase and Sale of the OEM Business of IJI by and to IJI Acquisition (the "OEM Agreement"). The OEM Agreement was subsequently amended and restated on May 1, 1996 (the "Amended and Restated OEM Agreement"). The Amended and Restated OEM Agreement is included herewith as Exhibit 2.2.

     Following the merger, the surviving corporation and IJI Acquisition will be parties to a number of agreements, including a management services agreement, a supply and services agreement, a shared facilities agreement, a non-competition agreement and a license agreement, forms of which are included herewith as Exhibits 2.3 through 2.7, respectively.

     On May 1, 1996, IJI, Recoton, RC Acquisition Sub, Inc. and Robert G. Shaw entered into an Employment Agreement (the "Shaw Employment Agreement") pursuant to which Mr. Shaw will serve as an executive officer of Recoton and President and Chief Executive Officer of the surviving corporation after the merger. The Shaw Employment Agreement is included herewith as Exhibit 2.8.

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     On May 1, 1996, IJI and Recoton entered into an Escrow Agreement ("the
Escrow Agreement") with Vedder, Price, Kaufman & Kammholz (the "Escrow Agent") pursuant to which the Escrow Agent is obligated to deliver an executed assignment of the Acoustic Research and AR trademarks to Recoton upon the occurrence of certain circumstances including Recoton's exercise of the purchase option and payment of the purchase price for such trademarks. The Escrow Agreement is included herewith as Exhibit 2.9.

     On May 1, 1996, IJI and Recoton entered into an agreement (the"Amendment Agreement") pursuant to which IJI has agreed not to agree to any amendment to the OEM Agreement, or any language for exhibits stated "to be attached subsequent to execution," or to the sale of IJI's accounts receivable related to the OEM Business pursuant to Section 1.8 of the OEM Agreement at a discount in excess of an aggregate of $200,000 of the face amount of such receivables, without in each case Recoton's prior written approval. The Amendment Agreement is included herewith as Exhibit 2.10.


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ITEM 7(C).  EXHIBITS.

Exhibit 2.1 Second Amended and Restated Agreement and Plan of Merger among Recoton Corporation, RC Acquisition Sub, Inc. and International Jensen Incorporated dated as of January 3, 1996.

Exhibit 2.2 Amended and Restated Agreement for Purchase and Sale of the Assets of the OEM Business of International Jensen Incorporated by and to IJI Acquisition Corp. dated as of January 3, 1996 (the "OEM Agreement").

Exhibit 2.3 Form of Management Services Agreement between International Jensen Incorporated and IJI Acquisition Corp. to be entered into at the time of the closing under the OEM Agreement.

Exhibit 2.4 Form of Supply and Services Agreement between International Jensen Incorporated and IJI Acquisition Corp. to be entered into at the time of the closing under the OEM Agreement.

Exhibit 2.5 Form of Shared Facilities Agreement between International Jensen Incorporated and IJI Acquisition Corp. to be entered into at the time of the closing under the OEM Agreement.

Exhibit 2.6 Form of Non-competition Agreement between International Jensen Incorporated, IJI Acquisition Corp., Recoton Corporation, RC Acquisition Sub, Inc. and FujiCone, Inc. to be entered into at the time of the closing under the OEM Agreement.

Exhibit 2.7 Form of License Agreement between International Jensen Incorporated and IJI Acquisition Corp. to be entered into at the time of the closing under the OEM Agreement.

Exhibit 2.8 Employment Agreement entered into as of May 1, 1996, between RC Acquisition Sub, Inc., Robert Shaw, International Jensen Incorporated and Recoton Corporation.

Exhibit 2.9 Escrow Agreement made as of May 1, 1996, between International Jensen Incorporated and Recoton Corporation.

Exhibit 2.10 Agreement dated as of May 1, 1996, between Recoton Corporation and International Jensen Incorporated.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INTERNATIONAL JENSEN INCORPORATED



Date:  May 8, 1996            By:    /s/ Marc T. Tanenberg
                                 ------------------------------------
                                  Marc T. Tanenberg
                                  Vice President Finance and Chief
                                  Financial Officer


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                                INDEX TO EXHIBITS
Exhibits
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2.1     Second Amended and Restated Agreement and Plan of Merger among
        International Jensen Incorporated, Recoton Corporation and RC Acquisition Sub, Inc. dated as of January 3, 1996

2.2 Amended and Restated Agreement for Purchase and Sale of the Assets of the OEM Business of International Jensen Incorporated by and to IJI Acquisition Corp. dated January 3, 1996

2.3 Form of Management Services Agreement between International Jensen Incorporated and IJI Acquisition Corp.

2.4 Form of Supply and Services Agreement between International Jensen Incorporated and IJI Acquisition Corp.

2.5 Form of Shared Facilities Agreement between International Jensen Incorporated and IJI Acquisition Corp.

2.6 Form of Non-competition Agreement between International Jensen Incorporated, IJI Acquisition Corp., Recoton Corporation, RC Acquisition Sub, Inc. and FujiCone, Inc.

2.7 Form of License Agreement between International Jensen Incorporated and IJI Acquisition Corp.

2.8 Employment Agreement entered into as of May 1, 1996, between RC Acquisition Sub, Inc., Robert Shaw, International Jensen Incorporated and Recoton Corporation

2.9 Escrow Agreement made as of May 1, 1996 between International Jensen Incorporated and Recoton Corporation

2.10 Agreement dated as of May 1, 1996, between Recoton Corporation and International Jensen Incorporated.

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